Exhibit 99.1

Barclays CEO Energy-Power Conference New York, NY September 6-7, 2017

LEGAL NOTICE / FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation.These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, expressed or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management ’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership”, “Buckeye” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements.Each forward-looking statement speaks presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. only as of the date of this © Copyright 2017 Buckeye Partners, L.P. 2

ORGANIZATIONAL OVERVIEW



Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions, which generate stable and consistent cash flows

Domestic Pipelines & Terminals

One of the largest independent liquid petroleum products pipeline and terminal operators with assets located primarily in the Northeast, Midwest and Southeast United States

- ~6,000 miles of pipeline with ~110 delivery locations
- 115 active liquid petroleum product terminals
- ~56 million barrels of liquid petroleum product storage capacity

Global Marine Terminals

One of the largest networks of marine terminals located primarily in the East and Gulf Coast regions of the United States and the Caribbean

- Seven liquid petroleum product terminals
- ~62 million barrels of liquid petroleum product storage capacity
- 50% equity interest in VTTI B.V., which owns and operates 15 terminals located in key global energy hubs

Merchant Services

Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals

LTM Adjusted EBITDA[(1)] - $1.1 billion



$26.1
$572.8
$474.6

Market and Financial Highlights

Market Data[(2)]	
Unit Price	$57.19
Market Capitalization	$8.1 billion
Yield	8.8%
Financial Data[(1)]	
Adjusted EBITDA	$1.1 billion
Distribution per Unit (Annualized)	$5.05
Distribution Coverage Ratio	1.03x
Debt to Adjusted EBITDA Ratio	4.48x

BUCKEYE PARTNERS, L.P.

(1) Last twelve months through June 30, 2017. See Non-GAAP Reconciliations at end of presentation.
(2) As of August 31, 2017.

© Copyright 2017 Buckeye Partners, L.P.

3

SYSTEM MAP Chicago Complex NY Harbor Four key Buckeye Hubs plus 50% interest in VTTI B.V.’s global footprint Gulf Coast Caribbean © Copyright 2017 Buckeye Partners, L.P. 4 Geographically Diversified

TRANSFORMATION SINCE 2010 Significant Geographic Diversification From Acquisitions Global Marine Terminals Segment Provides Significant Diversification in Adjusted EBITDA(1) oAcquired over 75 domestic and international terminals with over 130 million bbls of storage capacity, including recently acquired 50% equity interest in VTTI B.V. with assets located in key global energy hubs oCreated four hubs through acquisitions and commercial efforts (2) Invested over $8 Billion in Acquisitions and Internal Growth $2.5 $2.0 Acquired Assets Legacy Assets $1.5 $1.0 $0.5 $0.0 2016 (3) 2017 (4) 2010 20112012 2013 2014 2015 Internal Growth Acquisitions © Copyright 2017 Buckeye Partners, L.P. (1) (2) (3) (4) See Non-GAAP Reconciliations at end of presentation. Last twelve months through June 30, 2017. Includes VTTI acquisition of $1.15 billion funded January 4, 2017. Internal growth represents mid-point of projected capital spend. 5 In billions $0.1 $1.9 $1.2 $0.9 $0.9 $0.3 $0.5 $0.4 $0.4 $0.3 $0.3 $0.3 $0.3 $1.1

DIVERSIFICATION DRIVES STABILITY Diversified portfolio generates stable, fee-based cash flows; 98% of our June 30 YTD Adjusted EBITDA was fee-based PRODUCT DIVERSIFICATION 2010 2017(3) Refined(1) Crude Oil/Condensate Other(2) GROWTH OF TERMINALS REVENUE AS % OF TOTAL P&T/GMT(4) 2017(3) AS % OF DOMESTIC P&T 2017(3) 2010 Pipelines Terminals © Copyright 2017 Buckeye Partners, L.P. (1)Refined products primarily include gasoline, jet fuel, diesel and heating oil. (2)Other products primarily include fuel oil, butane, propylene, diluent and asphalt. (3)Through June 30, 2017 YTD. (4)Includes domestic and international pipelines and terminals businesses. 6

VTTI B.V. ACQUISITION OVERVIEW



Transaction Overview

- Buckeye acquired 50% of the equity interest in VTTI B.V. ("VTTI") from Vitol for $1.15 billion
- VTTI, based in the Netherlands, is an independent provider of storage and terminalling services for refined products, LPG and crude oil
- Focused on international terminal investments in key global energy hubs and in locations where product flows are increasing
- 100% of VTTI revenue is fee-based with no direct commodity price exposure
- Not dependent on absolute oil price levels or drilling economics to support growth

Transaction Structure



BUCKEYE PARTNERS, L.P.
Vitol
50%
50%
VTTI B.V.
100%
2% GP (100% IDRs)
46% LP
52% LP
49%
Public
(LP Interests)
vtti energy partners
9 Terminals
20.4MMBbls
"TopCo"
VTTI B.V. economic interest: 100%
51%
VTTI MLP B.V.
(VTTI Operating)
6 Terminals
37.6MMBbls
"OpCo"
VTTI B.V. economic interest: 73.5%

VTTI Highlights

International Marine Terminal Platform

- Immediate world-wide presence with sizeable assets in key global hubs (ARA[(1)], Singapore, Middle East)
- High quality assets consisting of retrofitted terminals and newly constructed facilities, all designed with a focus on customer optionality

High Growth Business

- Robust growth trajectory with development projects underway including recent acquisitions in Panama and Croatia, expansions in Rotterdam and Antwerp, and the build out of a greenfield terminal project in South Asia

Vitol Partnership

- A partnership with Vitol, the largest independent trader of petroleum products, provides unique insight and visibility towards current and future product flows and growth opportunities

Financially Attractive Investment

- Immediate accretion to distributable cash flow expected to grow over time
- Anticipated long-term acquisition multiple below 10x[(2)]
- No direct commodity price exposure

BUCKEYE PARTNERS, L.P.

(1) Amsterdam, Rotterdam, and Antwerp.
(2) Reflects expected EBITDA multiple in 2020.

© Copyright 2017 Buckeye Partners, L.P.

7

VTTI B.V. MERGER BUYOUT OF MLP PUBLIC UNITHOLDERS o In March 2017, VTTI B.V. announced a proposal to acquire all of the publicly held common units of VTTI Energy Partners LP o Entered into a definitive merger agreement on May 8, 2017 to acquire the units at a price of $19.50 per common unit Transaction is expected to close in Q3 2017, subject to certain closing conditions The meeting for VTTI Energy Partners unitholders to vote on the proposed merger has been set for September 13, 2017 o o o Buckeye expects to finance its portion of the transaction (approximately $236 million) with 50% equity and 50% debt, utilizing available capacity on Buckeye’s revolver and existing ATM facility The buyout is expected to simplify VTTI’s structure as well as enhance accretion to Buckeye o VTTI Energy Partners LP Announces Agreement for VTTI B.V. to Acquire All Publicly Held Common Units of the Partnership LONDON – May 8, 2017 – VTTI Energy Partners LP (NYSE: VTTI) (the "Partnership") announced today that it has entered into a definitive merger agreement with VTTI B.V. ("VTTI") pursuant to which VTTI will acquire, for cash, all of the outstanding publicly held common units of the Partnership, at a price of US$19.50 per common unit… 50% 50% VTTI B.V. VTTI B.V. Makes Offer to Acquire All Publicly Held Common Units of VTTI Energy Partners LP ROTTERDAM – March 2, 2017 – VTTI B.V. (“VTTI”) today announced that it has submitted a proposal to the board of directors of the general partner of VTTI Energy Partners LP (NYSE: VTTI) (the “Partnership”) to acquire through a wholly owned subsidiary all publicly held common units of the Partnership… © Copyright 2017 Buckeye Partners, L.P. (1) Not reflecting noncontrolling interest. 8 100%(1) VTTI B.V. 15 Terminals 58.0MMBbls Post-Transaction Structure

VTTI ASSET FOOTPRINT Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Ventspils, Latvia Kaliningrad, Russia Ploce, Croatia Cape Canaveral, Florida Vasiliko, Cyprus (1) Panama City, Panama Fujairah, UAE (2) Lagos, Nigeria Johor, Malaysia Mombasa, Kenya Buenos Aires, Argentina Cape Town, South Africa < 5 MMBbls 20 MMBbls VTTI Locations © Copyright 2017 Buckeye Partners, L.P. (1) (2) Acquisition of Ploce, Croatia terminal by VTTI B.V. closed January 25, 2017. Acquisition of Panama City, Panama terminal by VTTI B.V. announced January 25, 2017. 9 VTTI provides Buckeye diversification into the eastern and southern hemispheres and creates a comprehensive international marine terminal platform with terminals in key global hubs Terminal Location & Capacity Summary

RECENT DEVELOPMENTS AND QUARTERLY HIGHLIGHTS



Buckeye reported last twelve months distribution coverage of 1.03x[1]

Domestic Pipelines & Terminals

- Contributions from growth capital investments and higher pipeline tariffs which increased pipeline transportation revenues
- Higher pipeline integrity and terminal maintenance spend as timing of certain projects were accelerated
- Lower terminal throughput volumes and revenues due to the termination of the Albany crude by rail contract in Q3 2016

Global Marine Terminals

- Continue to recognize solid contributions from recent acquisition of 50% equity interest in VTTI
- Improved operating performance in Buckeye Texas Partners as operational issues encountered in the previous quarters were resolved
- Decline in capacity utilization as a result of the exit of a long-term customer

Merchant Services

- Lower rack margins as a result of elevated inventory levels and increased competition in the markets served
- Continued benefit from disciplined business strategy to improve supply management and optimize assets

Demonstrated continued success of diversification strategy and quality of Buckeye commercial, technical and operating teams

Quarterly Adjusted EBITDA Growth[2]



$204.2
$244.5
$244.6
$256.6
$271.7
$255.1
$277.5
$269.2
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17



Buckeye Perth Amboy Dock

BUCKEYE PARTNERS, L.P.

(1) Last twelve months through June 30, 2017. See Non-GAAP Reconciliations at end of presentation.
(2) See Non-GAAP Reconciliations at end of presentation.

© Copyright 2017 Buckeye Partners, L.P.

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LOOKING FORWARD



Expect to maintain quarterly distribution growth of $0.0125 per quarter through 2017

Buckeye has limited commodity exposure

- Exposure to commodity prices, primarily related to settlements and butane blending, represents less than five percent of Adjusted EBITDA

Domestic system is primarily demand-pull, limiting impact of supply disruptions

Consistent and predictable fee-based cash flows across consolidated asset platform

Demand remains strong for storage assets across our system

Limited counterparty non-performance risk

Robust backlog of potential capital projects

Attractive growth opportunities at VTTI

Strong balance sheet with sufficient liquidity to fund capital needs without accessing capital markets

Annual growth capital spend of approximately $295-335 million

- Available liquidity on revolver(1) $912 million
- Debt to adjusted EBITDA ratio(2) 4.5x

Debt maturities over next 5 years



1,400
1,200
1,000
800
600
400
200
-
$ in Millions
$125M
$700M
$525M
$1,237M
2017 (3)
2018
2019
2020
2021 (4)

Market-based tariffs represent significant portion of pipeline revenue



11%
47%
42%
MARKET-BASED
FERC INDEX
OTHER

BUCKEYE PARTNERS, L.P.

(1) For June 30, 2017.
(2) Last twelve months through June 30, 2017. See Non-GAAP Reconciliations at end of presentation.
(3) Debt was repaid in full in July 2017 using funds available under Buckeye's credit facility.
(4) Includes June 30, 2017 balance on revolving credit facility of $587 million, which matures in 2021.

© Copyright 2017 Buckeye Partners, L.P.

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GROWTH CAPITAL PROJECTS DEVELOPMENT OF SOUTH TEXAS GATEWAY DISTRIBUTION CAPABILITIES oPreparing for open season in connection with construction of a ~600-mile long-haul pipeline with origination points in Wink, Midland and Crane, Texas to Buckeye Texas Partners (“BTP”) facilities in Corpus Christi oTotal expected capacity of up to 400,000 barrels per day oConstruction of a crude oil pipeline header system in Corpus Christi, (the “Buckeye Texas Market Center” or “BTMC”), providing fully integrated connectivity between long-haul pipelines and Corpus Christi destinations, including major refineries oDistribution system expected to have 120,000 bpd base throughput capacity oSystem would provide additional shipping destinations to customers and allow for refineries to access alternate sources of supply oAdding a fifth deep-water dock at the BTP facilities, capable of high-rate loading Suezmax-sized vessels, which would complement existing export and import capabilities oExpanding the storage capabilities at BTP facilities to provide dedicated storage to shippers on South Texas Gateway Pipeline Additional Permian Opportunity oEvaluating a long-haul natural gas liquid (NGL) pipeline offering Permian Basin producers and processors a comprehensive system solution for NGL takeaway to BTP’s existing export facilities in Corpus Christi © Copyright 2017 Buckeye Partners, L.P. 12

GROWTH CAPITAL PROJECTS SOUTH TEXAS GATEWAY STRATEGIC RATIONALE oPermian Basin is one of the most prolific oil producing areas in the world oTakeaway capacity from this basin is expected to be constrained as early as 2019 oExisting pipeline infrastructure largely targets the Houston market and is creating additional bottlenecks oCorpus Christi represents a more efficient path to market and a compelling alternative to the Houston/Beaumont area refining and terminal complex Buckeye’s South Texas Gateway logistics solution enables direct access for Permian Basin production to Corpus Christi area refineries and global markets Cushing, OK Permian Basin 770 mbpd Houston Corpus Christi © Copyright 2017 Buckeye Partners, L.P. (1) Permian crude supply/demand balances sourced from various W all Street analyst reports and company presentations/press releases. 13 Permian Basin Takeaway by Destination Permian Crude Supply/Demand Balance(1)

GROWTH CAPITAL PROJECTS MICHIGAN/OHIO EXPANSION Michigan/Ohio Expansion – Phase One Complete oRamping up service and expect the full earnings contribution to be reached late in 2017 oSecured 10-yr shipper commitments from major oil companies totaling 50,500 barrels per day Michigan/Ohio Expansion Benefits oMidwest refineries have been steadily increasing production of lower-cost gasoline and diesel oProvides safe and reliable pipeline option for Midwestern refiners to move lower-cost fuels eastward to meet consumer demand oIncreases Pennsylvania's access to domestically produced fuels decreasing dependence on costly imports oProvides Pennsylvania consumers with access to Midwestern supply, historically less expensive than product sourced from the East Coast Michigan/Ohio Expansion – Phase Two oExpected to further expand Buckeye’s capabilities to move refined product barrels from Midwestern refineries to Pittsburgh and Central Pennsylvania destinations to satisfy shipper demand oIncludes partial reversal of Buckeye’s Laurel Pipeline to move product from Pittsburgh into Central Pennsylvania oDelivery capacity of petroleum products to Pittsburgh area destination and to the Altoona area will increase by a total of approximately 40,000 barrels per day oCompleted a successful open season with 10-year shipper commitments oExpected completion by the end of 2018 oContinue to move through the regulatory approval process; hearings before the Pennsylvania Public Utility Commission are scheduled for early November Pipeline construction for Michigan/Ohio Expansion © Copyright 2017 Buckeye Partners, L.P. 14

GROWTH CAPITAL PROJECTS DOMESTIC PIPELINES & TERMINALS oExpansion of Jacksonville, FL terminal to increase throughput capacity and provide ethanol by rail capabilities GLOBAL MARINE TERMINALS New York Harbor oFurther enhance competitive position by improving the facilities’ interconnectivity, marine handling, blending and pipeline takeaway capabilities along with incremental storage capacity oMultiple storage, distribution, processing and export projects under evaluation to support long-term growth Caribbean oButane blending services and onshore storage at Buckeye Bahamas Hub oProjects to further capability to handle specialty crude products VTTI oVTTI is progressing with assessments of various acquisition and expansion options in the Americas, Europe, and Asia oFurther expand storage, throughput capacity and service capabilities in the Chicago Complex to support growing needs of major Midwestern refinery customers oIncreasing ethanol and butane blending capabilities at the Southeast terminals oExpanding and creating an integrated Pittsburgh Complex between our Pittsburgh, Coraopolis and recently acquired Indianola terminal oReconfiguring the Albany, NY terminal to support a refined products rail and truck rack business oExpanding Cincinnati terminal to facilitate access to pipeline-sourced products oAssessing opportunities for LPG storage across Buckeye’s footprint Over $3 billion pipeline of potential future projects under assessment, including growth capital and acquisitions Anticipated to generate long-term value for our unitholders © Copyright 2017 Buckeye Partners, L.P. 15

INVESTMENT SUMMARY Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment oPredominantly fee-based cash flows from our transportation, terminal throughput, storage and processing activities oSignificant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects oRecent acquisition of 50% equity interest in VTTI establishes immediate worldwide presence in one of the largest independent global marine terminal businesses with attractive growth profile oLower cost of capital realized from elimination of GP IDRs oImportant differentiation from many MLP peers oStrong balance sheet supporting investment grade credit rating oExposure to counterparty non-performance is limited oEmpowered, commercially focused and team-oriented employees accountable and incentivized to deliver results oUninterrupted distributions to our unitholders each quarter for the past 30 years oExpect to maintain consistent quarterly distribution growth through 2017 Buckeye Bayonne Terminal Buckeye Texas Partners condensate splitters © Copyright 2017 Buckeye Partners, L.P. 16

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE Adjusted EBITDA (in millions)(1)(2) Cash Distribution Coverage Ratio(1)(2)(3) Cash Distributions per Unit – Declared(2) Debt to Adjusted EBITDA Ratio(2) (1) (2) (3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. Last twelve months through June 30, 2017. See Non-GAAP Reconciliations at end of presentation. Distributable cash flow divided by cash distributions declared for the respective periods. © Copyright 2017 Buckeye Partners, L.P. 18

NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES Adjusted EBITDA and distributable cash flow are measures not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction, transition, and integration costs associated with acquisitions; certain gains and losses on foreign currency transactions and foreign currency derivative financial instruments, as applicable; and certain other operating expense or income items, reflected in net income, that we do not believe are indicative of our core operating performance results and business outlook, such as hurricane-related costs, gains and losses on property damage recoveries, and gains and losses on asset sales. We define distributable cash flow as Adjusted EBITDA less cash interest expense, cash income tax expense, and maintenance capital expenditures, that are incurred to maintain the operating, safety, and/or earnings capacity of our existing assets. These definitions of Adjusted EBITDA and distributable cash flow are also applied to our proportionate share in the Adjusted EBITDA and distributable cash flow of significant equity method investments, such as that in VTTI, B.V. (“VTTI”), and are not applied to our less significant equity method investments. The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics is based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which are immaterial. Adjusted EBITDA and distributable cash flow are non-GAAP financial measures that are used by our senior management, including our Chief Executive Officer, to assess the operating performance of our business and optimize resource allocation. We use Adjusted EBITDA as a primary measure to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash-generating performance of Buckeye from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. Distributable cash flow is not intended to be a liquidity measure. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income. This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected, to be generated by the investment in VTTI. A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the investment for the applicable periods is not accessible. In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the operations of the partnership with VTTI without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the 50 percent interest in the partnership with Vitol is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA. © Copyright 2017 Buckeye Partners, L.P. 20

NON-GAAP RECONCILIATIONS(1) In millions, except ratios LTM(4) 2013 2014 2015 2016 Adjusted EBITDA (2)(3) : Domestic Pipel ine s & Terminals Global Marine Terminals Merchant Se rvices Adjusted EBITDA Reconciliation of Net Income to Adjusted EBITDA and Distributable Cash Flow (2) : Net income(5) Less: Ne t income attributable to non-controll ing interests Net income attributable to Buckeye Partners, L.P. Add: Intere st and debt expense Income tax expe nse Depreciation and amortization Non-cash unit-based compensation expense Acquisi tion and transition expense Litigation contingency reserve Hurricane-relate d costs(6) Proportionate share of Adjusted EBITDA for the equity method investment in VTTI Less: Amortization of unfavorable storage contracts Gains on property damage recoveries Gain on sale of ammonia pipeline Earnings from the equity me thod investment in VTTI(7) Adjusted EBITDA Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other Income tax expe nse , excluding non-cash taxes Maintenance capital expenditures Proportionate share of VTTI's interest expense, current income tax expense and maintenance capital expenditures Add: Hurricane -related maintenance capital expenditures Distributable cash flow Distributions for coverage ratio(8) Coverage Ratio Reconciliation of Debt to Adjusted EBITDA Ratio: Line of credit Long-term debt Total debt Adjusted EBITDA Debt to Adjusted EBITDA Ratio $486.5 149.7 12. 6 $532.1 239.6 (8. 1) $522.2 323.9 22.0 $568.4 427.2 32.4 $572.8 474.6 26. 1 $648.8 $763.6 $868.1 $1,028.0 $1,073.5 $351.6 (4. 2) $334.5 (1. 9) $438.4 (0.3) $548.7 (13.1) $511.9 (11. 6) 347.4 130.9 1.1 147.6 21.0 11.8 - - - (11.0) - - - 332.6 171.2 0.5 196.4 21.0 13.0 40.0 - - (11.1) - - - 438.1 171.3 0.9 221.3 29.3 3.1 15.2 - - (11.1) - - - 535.6 194.9 1.5 254.7 33.3 8.2 - 16.8 - (6.0) (5.7) (5.3) - 500.3 211.6 2.1 260.2 36.9 9.9 - 19.8 57.4 (0.4) (10.3) (5.3) (8. 7) $648.8 $763.6 $868.1 $1,028.0 $1,073.5 (122.4) (0.7) (71.5) - - (156.7) (0.7) (79.4) - - (154.5) (1.6) (99.6) - - (178.1) 0.3 (129.7) - 6.1 (194.4) 0.2 (151.3) (18.7) 16. 5 $454.2 $526.8 $612.4 $726.6 $725.7 $456.5 0.99x $549.5 0.96x $603.2 1.02x $664.2 1.09x $703.8 1.03x $226.0 3,075. 2 $166.0 3,368. 6 $111.5 3, 732.8 - 4, 217.7 $227.3 4,579. 9 $3,301.2 $3,534.6 $3,844.3 $4,217.7 $4,807.2 $648.8 5.09x $763.6 4.63x $868.1 4.43x $1,028.0 4.10x $1,073.5 4.48x (1) (2) Amounts may not recalculate due to rounding. 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. Adjusted EBITDA by segment reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013 and December 2015. Last twelve months through June 30, 2017. Net income in 2013, 2014 and 2015 excludes losses from Discontinued Operations. (6) Represents costs incurred at our BBH facility as a result of Hurricane Matthew, which occurred in October 2016, including a $5.8 million write-off of damaged long-lived assets recorded in 2016 The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics is based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which are immaterial. Represents cash distributions declared for LP Units and for distribution equivalent rights with respect to certain unit-based compensation awards (“DERs”) outstanding as of each respective period. Amount for 2017 reflects estimated cash distributions for LP Units and DERs for the quarter ended June 30, 2017. (7) (3) (4) (5) (8) © Copyright 2017 Buckeye Partners, L.P. 21